UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

Assisted 4 Living, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2382 Bartek Place, North Port, Florida	34289
(Address of Principal Executive Office)	(Zip Code)

(888) 609-1169

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sale of Equity Securities.

On November 13, 2020, Assisted 4 Living, Inc. (the "Company") sold an aggregate of 10,000,000 shares of its common stock for an aggregate purchase price of $200,000. The offer, sale and issuance of such common stock was deemed to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on Section 4(a)(2) of the Securities Act as transactions by an issuer not involving a public offering. The recipients of these securities acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof and represented to us that they could bear the risks of the investment and could hold the securities for an indefinite period of time, and appropriate legends were affixed to the securities issued in these transactions. Each of the recipients of securities represented to us in connection with their purchase that they were an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

Roger Tichenor, Excel Family Partners, LLLP and Michael Valentino (together, "Purchasers") collectively acquired control of the Company, effective as of November 10, 2020, in a transaction involving the purchase of 7,800,000 shares of common stock from Romulus Barr and 2,000,000 shares of common stock from Anca Barr. The Purchasers used their own cash on hand to pay the aggregate purchase price of $350,000 for the 9,800,000 shares of common stock, which constitutes approximately 69% of the Company's issued and outstanding common shares. Mr. Tichenor purchased 3,266,666 shares, Excel Family Partners purchased 3,266,668 shares and Mr. Valentino purchased 3,266,666 shares, resulting in each of them owning approximately 23% of the issued and outstanding shares of the Company as of November 10, 2020. As a result of the sale there was a change of control of the Company.

In connection with the change in control, Romulus Barr resigned as a director and his positions as the Company's Chief Executive Officer, Principal Executive Officer, President, Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, effective November 6, 2020.  Also in connection with the change in control, Anca Barr resigned as a director and her positions as the Company's Secretary, effective November 6, 2020.

Also in connection with the change of control, a new directorship was created and Roger Tichenor, Bruce Cassidy and Michael Valentino were each appointed to the Board of Directors of the Company (the "Board"). Each will serve on the Board until his successor shall be duly elected and qualified, or until his earlier resignation or removal in accordance with the Company's Bylaws.

Other than as described above, there are no arrangements or understandings among both the former and new control persons and their associates with respect to the election of directors of the Company or other matters.

As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

The information set forth in Item 5.02 of this Form 8-K is incorporated by reference into this Item 5.01.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.01 of this Form 8-K is incorporated by reference into this Item 5.02.

Biographies of New Board Members

Roger Tichenor; Director; Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer; Age 57:  Roger Tichenor has over 30 years of investment and management experience. From 1985 to 1994 Roger was a registered stockbroker and a licensed commodity trader with Republic Securities, a company based out of Chicago, IL.  From 1994 to 2004 he was the president of Phoenix Capital Inc., a firm that consulted with public and private companies. In 2004 he became the Managing Director of Private Equity Fund, Phoenix Capital Opportunity Fund. From 2010 to present day, Roger became a private investor in a number of different areas ranging from Real Estate to hard money lending.

Bruce A Cassidy, Sr.; Director, Chief Executive Officer, Principal Executive Officer and President; Age 70:  Bruce A Cassidy, Sr. was Founder and CEO of Excel Mining Systems (EMS) a manufacturer of roof support systems for the mining industry located in Bowerston, Ohio.  Bruce served as Chief Executive Officer of EMS from 1991 until its sale in 2007 to Orica Mining Services (“Orica”), an Australian-based company.  In 2008, Mr. Cassidy became President and Chief Executive Officer of Minova North & South Americas, a subsidiary of Orica, and served in that position until his retirement in December 2009.  Since the sale of his company, Bruce has spent his time investing in, operating, and serving as a board member for various companies in multiple industries.  He was the founding investor and served on the board of Ohio Legacy Corp which owned Premier Bank and Trust for over seven years.  Bruce currently owns and operates The Concession Golf Club in Sarasota FL and continues to own and serve on the board of several operating business entities, including: Selinsky Force, located in Canton OH; CelebYou, located in Sarasota FL; Sarasota Green Group, located in Sarasota FL; Segmint, located in Akron OH; and several others.

Michael J. Valentino; Director; Age 66: Michael J. Valentino successfully built start-up Adams Respiratory Therapeutics into a fully integrated specialty pharmaceutical company with leading OTC brands such as Mucinex® and Delsym®. Under Mike’s leadership, Adams completed its initial public offering, which was ranked by The Wall Street Journal as the No. 1 Health Care IPO in 2005, and in December 2007, the Company entered into a definitive agreement under which it would be acquired by Reckitt Benckiser for approximately $2.3 billion. Previously, Valentino served as Executive Vice President, Global Head Consumer Pharmaceuticals for Novartis AG. He earlier served as President and Chief Operating Officer of Novartis Consumer Healthcare, North America, Prior to that, Valentino was President of Pharmacia & Upjohn’s Consumer Products Division. Mr. Valentino is an Ernst & Young Entrepreneur of The Year® winner for his leadership and achievement in the field of Life Sciences. He was also the recipient of D.A.R.E. Future of New Jersey Award.

There is no family relationship between Mr. Tichenor, Mr. Cassidy and Mr. Valentino.

Compensation of Officers and Directors

There are no agreements to compensate any of the officers or directors for their services.

The Company has not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of the officers or directors.

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any former officers or directors which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person’s services with the Company, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

Except for the ownership of the Company’s securities, neither the newly elected directors or officers, nor any member of the immediate family of such persons, have, to the knowledge of the Company, had a material interest, direct or indirect, since the beginning of the Company's last fiscal year, in any transaction or proposed transaction which may materially affect the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 13, 2020	ASSISTED 4 LIVING, INC.

	By:	/s/ Roger Tichenor
Roger Tichenor, CFO

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